Exhibit 10.2

                          McDermott International, Inc.
                          -----------------------------
                   New Supplemental Executive Retirement Plan
                   ------------------------------------------
                            Effective January 1, 2005

                                    ARTICLE I

                                     Purpose
                                     -------

     1.1 Purpose of Plan. The purpose of this McDermott International, Inc., New Supplemental Executive Retirement Plan (the "Plan") is to advance the interests of McDermott International, Inc., its subsidiaries and affiliates by providing certain retirement benefits that will attract and retain highly qualified key employees accountable for the successful conduct of its business. This Plan replaces the prior Supplemental Executive Retirement Plan, terminated effective December 31, 2004.

     1.2 ERISA Status. The Plan is governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). It has been designed to qualify for certain exemptions under Title I of ERISA that apply to plans that are unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees.

     1.3 Effective Date. The effective date of this Plan is January 1, 2005.

     1.4 Grantor Trust. The Company may establish, in its sole discretion, a grantor trust to be utilized in conjunction with this Plan.

                                   ARTICLE II

                          Definitions and Construction
                          ----------------------------

     Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary.

(1) Account. Collectively, means the Participant's Company Account and the Participant's Deferral Account.

(2) Account Value. At any given time, the sum of all amounts credited to the Participant's Account, adjusted for any income, gain or loss and any payments attributable to such account.

(3) Beneficiary. The person designated by each Participant, on a form provided by the Company for this purpose, to receive the Participant's distribution under Article VI in the event of the Participant's death prior to receiving complete payment of his Account. In order to be effective under this Plan,


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     any form  designating  a  Beneficiary  must be delivered  to the  Committee before the Participant's death. In the absence of such an effective designation of a Beneficiary, "Beneficiary" means the Participant's spouse, or if there is no spouse on the date of the Participant's death, the Participant's executor or administrator or heirs at law if there is no administration of the Participant's estate.

(4) Board. The Board of Directors of McDermott International, Inc. or the board of directors of a company that is a successor to the Company.

(5) Bonus. Any bonus paid to a Participant under any plan, policy or program of the Company providing for the payment of annual bonuses to employees or any extraordinary payment paid to a Participant if such payment is designated by the Committee to be a Bonus for purposes of this Plan. Bonus shall not include any compensation under the 2002 B&W Performance Incentive Plan.

(6)  Cause. Cause means:

     (a) the overt and willful disobedience of orders or directives issued to a Participant that are within his scope of duties, or any other willful and continued failure of a Participant to perform substantially his duties with the Company (occasioned by reason other than physical or mental illness or disability) after a written demand for substantial performance is delivered to the Participant by the Committee or the Chief Executive Officer of the Company which specifically identifies the manner in which the Committee or the Chief Executive Officer believes that the Participant has not substantially performed his duties, after which the Participant shall have thirty days to defend or remedy such failure to substantially perform his duties;

     (b) the willful engaging by the Participant in illegal conduct or gross misconduct which is materially and demonstrably injurious to the Company; or

     (c) the conviction of the Participant with no further possibility of appeal or, or plea of nolo contendere by the Participant to, any felony or crime of falsehood.

     The cessation of employment of a Participant under subparagraph (a) and (b) above shall not be deemed to be for "Cause" unless and until there shall have been delivered to him a copy of a resolution duly adopted by the affirmative vote of not less than three-quarters (3/4) of the entire membership of the Committee at a meeting of such Committee called and held for such purpose (after reasonable notice is provided to the Participant and the Participant is given an opportunity to be heard before the Committee), finding that, in the good faith opinion of the Committee, the Participant is guilty of the conduct described in subparagraph (a) or (b) above, and specifying the particulars thereof in detail.


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(7)  Change in Control. A change in control shall occur when:

     (a) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company) is or becomes the "beneficial owner" (as such term is used in ss. 13 of the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities;

     (b) the shareholders of the Company approve (i) a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior there to continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or (ii) the shareholders of the Company approve a plan of complete liquidation of the Company, or (iii) an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

     (c) the individuals who, at the beginning of any period of two (2) consecutive years, constitute the Board of Directors of the Company cease, for any reason, to constitute at lease a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least a majority of the directors then still in office who were directors at the beginning of such period; or

     (d) such other circumstances as may be deemed by the Board of Directors of McDermott International, Inc., in its sole discretion, to constitute a change in control of the Company with respect to any Participant.

     However, in no event shall a Change In Control be deemed to have occurred with respect to a Participant if the Participant is part of the purchasing group which consummates the Change In Control transaction. A Participant shall be deemed "part of a purchasing group for purposes of the preceding sentence if the Participant is an equity participant in the purchasing company or group (except for passive ownership of less than three percent (3%) of the stock of the purchasing company or ownership of equity participation in the purchasing company or group which is otherwise not significant, as determined prior to the Change in Control by a majority of the non-employee continuing members of the Board of Directors of the Company.)


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     In no event  shall a Change In  Control  be deemed  to have  occurred  with respect to any Participant as a result of the resolution of the Chapter 11 proceedings related to The Babcock & Wilcox Company and certain of its subsidiaries which were filed in the U. S. Bankruptcy Court for the Eastern District of Louisiana on February 22, 2000.

     For purposes of determining whether a Change In Control has occurred, the term "Company" shall mean McDermott International, Inc. with respect to all Participants, and shall also mean the Company by which the Participant is employed with respect to each Participant.

(8)  Code. The Internal Revenue Code of 1986, as amended.

(9)  Committee.   The  Compensation  Committee  of  the  Board,  or  such  other administrative committee that is appointed by the Board to administer the Plan.

(10) Company. McDermott International, Inc. and except where the context clearly
     indicates   otherwise,   shall  include  the  Company's   subsidiaries  and
     affiliates, as well as any successor to any such entities.

(11) Company Account. The account maintained by the Committee reflecting each Participant's Company Contributions, together with any income, gain or loss and any payments attributable to such account.

(12) Company Contribution. The total contributions credited to a Participant's Company Account for any one Plan Year pursuant to the provisions of Section
     4.1 or 4.2.

(13) Compensation. The salary, wages and other cash remuneration received by a Participant during any Plan Year or in respect of employment with the Company, including any contributions made to a plan described in Sections 125, 132(f) or 401(k) of the Code pursuant to a salary reduction agreement entered into between a Participant and the Company and Bonuses, but excluding other additional remuneration in any form.

(14) Deemed Investments. With respect to any Account, the hypothetical investment options with respect to which such Account is deemed to be invested for purposes of determining the value of such Account under this Plan, as selected from time to time by the Committee in its discretion.

(15) Deferral Account. The account maintained by the Committee reflecting each Participant's Deferral Contributions, together with any income, gain or loss and any payments attributable to such amount.

(16) Deferral Contribution. Compensation that is credited to a Participant's Deferral Account pursuant to the provisions of Section 4.3.


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(17) Eligible  Employee.  The  Company's CEO and any officers of the Company and its subsidiaries and affiliates.

(18) ERISA. The Employee Retirement Income Security Act of 1974, as amended.

(19) Exchange Act. The Securities Exchange Act of 1934, as amended.

(20) Hardship. An unforeseeable financial emergency which is a severe financial hardship to the Participant resulting from a sudden and unexpected loss or accident of the Participant or of a dependent of the Participant, a loss of the Participant due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. To qualify as an unforeseeable financial emergency, it must be demonstrated that such hardship cannot be relieved
     (i) by reimbursement or compensation by insurance or otherwise, or (ii) by liquidation of the Participant's assets, to the extent the liquidation of such assets would not itself cause severe financial hardship.

(21) Participant. An Eligible Employee who has been selected by the Committee as a Participant in the Plan until such Eligible Employee ceases to be a Participant in accordance with Article III of the Plan.

(22) Plan Year. The twelve-consecutive month period commencing January 1 of each year.

(23) Retirement. Termination of service with the Company on or after the first of the calendar month following the Participant's attainment of the age of 65.

(24) Termination. The termination of a participant's employment with the Company for any reason whatsoever.

(25) Vested Account. The sum of the Participant's vested Company Account and the Participant's Deferral Account.

(26) Vested Percentage. The percentage as to which a Participant is vested in his or her Company Account as determined under Sections 5.4 and 5.5.

(27) Years of Participation. The sum of whole Plan Years of participation in the Plan as an active employee in continuous employment, excluding fractional years.


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                                   ARTICLE III

                                  Participation
                                  -------------

     The Committee, in its sole discretion, shall select and notify in writing those Eligible Employees of the Company who shall participate in the Plan. An Eligible Employee who has been selected by the Committee as a Participant shall begin participation in the Plan effective on the date specified by the Committee in its notification and shall continue to participate in the Plan until the earlier of (a) the date the Committee notifies the Participant that he is no longer eligible to participate in the Plan or (b) the date of his Termination. A Participant who ceases to participate in the Plan pursuant to (a) of the preceding sentence shall be treated as if he had terminated employment with the Company but (i) his benefit, if any, shall not be payable until after his Termination, and (ii) his Vested Account shall be adjusted as provided in
Article V. An Eligible Employee who is rehired by the Company following his Termination shall become a Participant only if such Eligible Employee is again selected to participate in the Plan by the Committee.


                                   ARTICLE IV

                                  Contributions
                                  -------------

     4.1 Annual Company Contribution. As of the first day of each Plan Year, the Company shall declare a contribution percentage for each Participant's Company Account. The contribution percentage declared for a Participant may, but need not be, the same as the contribution percentage declared for other Participants. Company Contributions shall be credited as of the first day of the Plan Year or at other such times as determined by the Committee to each Participant's Company Account, in an amount equal to the contribution percentage declared for the Participant multiplied by the Participant's Compensation received during the prior Plan Year.

     4.2 Discretionary Company Contribution. The Committee may in its sole discretion at any time make an extraordinary contribution to the Company Account of any Participant.

     4.3 Participant Deferrals. For any Plan Year, the Committee may, in its sole discretion, allow a Participant to elect to defer the payment by the Company of any whole percentage (or dollar amount) of his annual base salary that would otherwise be paid during such Plan Year and of any whole percentage (or dollar amount) of any Bonus earned during such Plan Year, and instead have such amounts credited to his Deferral Account. The salary and Bonus otherwise payable to the Participant shall be reduced by the amount the Participant elected to have contributed to the Participant's Deferral Account, which shall be a Deferral Contribution.


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     4.4  Manner  of  Deferral.  The  Committee  shall  prescribe,  in its  sole discretion, the procedures, limitations and timing requirements, for Participant Deferral Contribution elections. Elections to make Deferral Contributions shall be in writing, on a form supplied by the Committee, and shall be irrevocable (except as otherwise provided in the Plan) for the applicable period to which they relate.

                                    ARTICLE V

                                    Accounts
                                    --------

     5.1 Company Accounts. The Committee shall establish and maintain an individual bookkeeping account for each Participant, which shall be the Participant's Company Account. The Committee shall credit the amount of each Company Contribution made on behalf of a Participant to such Participant's
Company Account pursuant to Section 4.1 and 4.2. The Committee shall further debit and/or credit the Participant's Company Account with any income, gain or loss and any payments attributable to such account on a daily basis, or at such other times as it shall determine appropriate. The sole purpose of the Participant's Company Account is to record and reflect the Company's Plan obligations related to Company Contributions to each Participant under the Plan. The Company shall not be required to segregate any of its assets with respect to Plan obligations nor shall any provision of the Plan be construed as constituting such segregation.

     5.2 Deferral Accounts. The Committee shall establish and maintain an individual bookkeeping account for each Participant, which shall be the Participant's Deferral Account. The Committee shall credit the amount of each Deferral Contribution made on behalf of a Participant to such Participant's Deferral Account as soon as administratively feasible following the applicable deferral. The Committee shall further debit and/or credit the Participant's Deferral Account with any income, gain or loss and any payments attributable to such Account on a daily basis, or at such other times as it shall determine appropriate. The sole purpose of the Participant's Deferral Account is to record and reflect the Company's Plan obligations related to Deferral Contributions of each Participant under the Plan. The Company shall not be required to segregate any of its assets with respect to Plan obligations, nor shall any provision of the Plan be construed as constituting such segregation.

     5.3 Hypothetical Accruals to the Account. In accordance with procedures established by the Committee and subject to this Section 5.3, the Participant may designate the Deemed Investments with respect to which his or her Account shall be deemed to be invested, provided such designation(s) are made in accordance with the procedures established by the Committee. If a Participant fails to make a proper designation, then his Account shall be deemed to be invested in the Deemed Investments designated by the Committee in its sole discretion. A copy of any available prospectus or other disclosure materials for each of the Deemed Investments shall be made available to each Participant upon request. The Committee shall determine from time to time each of the Deemed Investments made available under the Plan and may change any such determinations at any time. Nothing herein shall obligate the Company to invest any part of its assets in any of the investment vehicles serving as the Deemed Investments.


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     5.4 Vesting of Company  Account.  A  Participant's  vested  percentage with respect to the Participant's Company Account, adjusted by any income, gain or loss and any payments attributable thereto, shall be the lesser of i) twenty percent times the Participant's Years of Participation, and ii) 100%. Upon termination of employment other than described in Section 5.5, a Participant shall forfeit all amounts credited to his Account other than his Vested Account value determined as of the close of business coincident with or next following the date on which the Participant terminated employment; provided, however, that amounts not so forfeited shall continue to be debited and credited in accordance with Section 5.3 from and after termination of employment.

     5.5 Accelerated Vesting. The vesting provisions above notwithstanding, the Participant shall have a Vested Percentage of 100% for his entire Account upon the soonest of the following to occur during the Participant's employment with the Company: (i) the date of termination of the Participant's employment as a result of the Participant's death or disability or termination by the Company for reasons other than Cause, (ii) the participant's Retirement, or (iii) the date of termination of the Participant's employment within 24 months following a Change of Control.

     5.6 Vesting of Deferral Account. A Participant's Vested Percentage with regard to the Participant's Deferral Account shall at all times be 100%.

     5.7 Nature and Source of Payments. The obligation to make distributions under this Plan with respect to each Participant and any Beneficiary in accordance with the terms of this Plan shall constitute a liability of the Company which employed the Participant when the obligation was accrued, including any hypothetical income, gain or loss and any payment or distribution attributable to such accrual and no other Company shall have such obligation and any failure by a particular Company to live up to its obligation under this Plan shall have no effect on any other Company. All distributions payable hereunder shall be made from the general assets of the Company, and nothing herein shall be deemed to create a trust of any kind between the Company and any Participant or other person. No special or separate fund shall be established nor shall any other segregation of assets be made to assure that distributions will be made under this Plan. No Participant or Beneficiary shall have any interest in any particular asset of the Company by virtue of the existence of this Plan. Each Participant and Beneficiary shall be an unsecured general creditor of the Company.

     5.8 Statements to Participants. Periodically as determined by the Committee, but not less frequently than annually, the Committee shall transmit to each Participant a written statement regarding the Participant's Account for the period beginning on the date following the effective date of the preceding statement and ending on the effective date of the current statement.


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                                   ARTICLE VI

                               Payment of Benefits
                               -------------------

     6.1 Occasions for Distributions. The Company shall distribute a Participant's Vested Account following the events and in the manner set forth in this Article VI. A Participant's Vested Account shall be debited in the amount of any distribution made from the Account as of the date of the distribution.

     6.2 Distribution Elections. A Participant may file a distribution election directing how his Vested Account shall be distributed following his Termination. The distribution election must be made on a form supplied by the Committee for that purpose and the Committee in its sole discretion may determine the available distribution options. To be effective, the distribution election must be filed upon initial enrollment in the Plan or otherwise at least 12 months prior to the Participant's Termination. In the event of Termination due to the death of the Participant, no such restriction applies. In the event the Participant files more than one distribution election, the last valid distribution election shall control. In the event that no valid distribution election has been filed, payment will be made in a lump sum, within 90 days of Termination. If the Participant's Vested Account Balance is less than $50,000, the Committee will distribute the Vested Account Balance in a lump sum irrespective of the Participant's Distribution Election.

     6.3 Distribution of Vested Account upon Termination of Employment. If a Participant terminates employment with the Company for any reason other than disability or death, the Company shall distribute or begin distributing to the Participant within 90 days of Termination the full amount of the Participant's Vested Account. Such distributions shall be in the form specified on the most recently filed distribution election form.

     6.4 Distribution on Account of Disability. If a Participant becomes disabled, such determination to be made by the Committee in its sole discretion, then Contributions under this Plan will cease. Contributions will not resume unless and until the Participant returns to work and formally reenrolls in the Plan by completing and filing a form supplied by the Committee. If the Participant's employment with the Company is interrupted for more than one year by disability, then within 90 days following the date when the interruption of employment reaches one year, the Company shall distribute or begin distributing to the Participant the full amount of the Participant's Vested Account calculated as of the date the interruption of employment reaches one year. Such distributions shall be in accordance with the last valid distribution election form filed by the Participant in accordance with Section 6.2.

     6.5 Distributions on Account of Death. Within 90 days after the Participant's death, the Company shall distribute or begin distributing to the Beneficiary the Participant's Vested Account as of the date of death. Such distributions shall be in accordance with the last valid distribution election form filed by the Participant in accordance with Section 6.2.


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

     6.6 Continuation of Accounts after Commencement of Distributions. If a Participant's Vested Account is to be distributed in a form other than an immediate lump sum, then the Vested Account shall continue to be adjusted with any hypothetical income, gain or loss and any payments or distributions attributable to such account as described in Sections 5.1 and 5.2, until the entire Vested Account has been distributed.

     6.7 Hardship Distribution. Anything to the contrary notwithstanding, in the event of a Hardship and upon the written request of a Participant, the Committee, in its sole discretion, may authorize and direct the Company to accelerate distributions under this Plan to such Participant. Distributions may be accelerated under this Section 6.7 only to the extent that the accelerated distribution is necessary to enable the Participant to resolve the financial need. If a Hardship distribution is made to a Participant under this Section 6.7, then the Participant will be suspended from the Plan for the remainder of the Plan Year in which the Hardship distribution is made, and the following Plan Year. Any distributions made under this Section 6.7 shall be first from the Participant's Deferral Account and then from the Participant's Company Account to the extent that it is vested.

     6.8 Distribution on Account of Completion of a Fixed Deferral Period. If, with respect to any Deferral Contribution for a Plan Year, the Participant elected at the time of such deferral, on forms provided by the Committee, to receive a specified portion of such deferred amount upon the expiration of a pre-determined deferral period, the Participant shall receive a lump sum distribution of that portion of such Deferral Contribution, subject to any income, gain or loss and any payments of distributions associated with such Deferral Contribution, as previously elected. Such election must be made at the time the Deferral Contribution is elected, and the deferral period must be specified for a minimum of three years.

                                   ARTICLE VII

                                    Committee
                                    ---------

     7.1 Authority. The Committee has full and absolute discretion in the exercise of each and every aspect of the rights, power, authority and duties retained or granted it under the Plan, including without limitation, the authority to determine all facts, to interpret this Plan, to apply the terms of this Plan to the facts determined, to make decisions based upon those facts and to make any and all other decisions required of it by this Plan, such as the right to benefits, the correct amount and form of benefits, the determination of any appeal, the review and correction of the actions of any prior administrative committee, and the other rights, powers, authority and duties specified in this Article and elsewhere in this Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in this Plan or any agreement or document related to this Plan in the manner and to the extent the Committee deems necessary or appropriate to carry this Plan into effect. Notwithstanding any provision of law, or any explicit ruling or implicit provision of this document, any action taken, or finding, interpretation, ruling or decision made by the Committee in the exercise of any of its rights, powers, authority or duties under this Plan shall be final and conclusive as to all parties, including without limitation all Participants, former Participants and beneficiaries, regardless of whether the Committee or one or more if its members may have an actual or potential conflict of interest with respect to the subject matter of the action, finding, interpretation, ruling or decision. No final


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

action, finding, interpretation, ruling or decision of the Committee shall be subject to de novo review in any judicial proceeding. No final action, finding, interpretation, ruling or decision of the Committee may be set aside unless it is held to have been arbitrary and capricious by a final judgment of a court having jurisdiction with respect to the issue. To the extent Plan distributions are payable in a form other than a single lump sum (e.g., installments), the Committee shall determine the methodology for computing such payments.

     7.2 Delegation of Authority. The Committee may delegate any of its powers or responsibilities to one or more members of the Committee or any other person or entity.

     7.3 Procedures. The Committee may establish procedures to conduct its operations and to carry out its rights and duties under the Plan. Committee decisions may be made by majority action. The Committee may act by written consent.

     7.4 Compensation and Expenses. The members of the Committee shall serve without compensation for their services, but all expenses of the Committee and all other expense incurred in administering the Plan shall be paid by the Company

     7.5 Indemnification. The Company shall indemnify the members of the Committee and/or any of their delegates against the reasonable expenses, including attorney's fees, actually and appropriately incurred by them in connection with the defense of any action, suit or proceeding, of in connection with any appeal thereto, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) and against all amounts paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in a suit of final adjudication that such Committee member is liable for fraud, deliberate dishonesty of willful misconduct in the performance of his duties; provided that within 60 days after the institution of any such action, suit or proceeding a Committee member has offered in writing to allow the Company, at its own expense, to handle and defend any such action, suit or proceeding.

                                  ARTICLE VIII

                            Amendment and Termination
                            -------------------------

     The Company retains the power to amend the Plan or to terminate the Plan at any time by action of the Board. No such amendment or termination shall adversely affect any Participant or Beneficiary with respect to his right to receive a benefit in accordance with Article VI, determined as of the later of the date that the Plan amendment or termination is adopted or the date such Plan amendment or termination is effective, unless the affected Participant or Beneficiary consents to such amendment or termination.

                                   ARTICLE IX

                                  Miscellaneous
                                  -------------

     9.1 Plan Does Not Affect the Rights of Employee. Nothing contained in this Plan shall be deemed to give any Participant the right to be retained in the employment of the Company , to interfere with the rights of the Company to discharge any Participant at any time or to interfere with a Participant's right to terminate his employment at any time.

     9.2 Nonalienation and Nonassignment. Except for debts owed the Company by a Participant or Beneficiary, no amounts payable or to become payable under the Plan to a Participant or Beneficiary shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge, whether voluntary, involuntary, by operation of law or otherwise, and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber or charge the same by a Participant or Beneficiary prior to distribution as herein provided shall be null and void.

     9.3 Tax Withholding. The Company shall have the right to deduct from any payments to a Participant or Beneficiary under the Plan any taxes required by law to be withheld with respect to such payments. In addition, the Company shall have the right to deduct from any Participant's base salary or other compensation any applicable employment taxes or other required withholdings with respect to a Participant.

     9.4 Setoffs. As a condition to the receipt of any benefits hereunder, the Committee, in its sole discretion, may require a Participant or Beneficiary to first execute a written authorization, in the form established by the Committee, authorizing the Company to offset from the benefits otherwise due hereunder any and all amounts, debts or other obligations, of any kind or nature, owed to the Company by the Participant. Where such written authorization has been so executed by a Participant, benefits hereunder shall be reduced accordingly. The Committee shall have full discretion to determine the application of such offset and the manner in which such offset will reduce benefits under the Plan.

     9.5 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

     9.6 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

     9.7 Applicable Law. Except to the extent preempted by federal law, the terms and provisions of the Plan shall be construed in accordance with the laws of the State of Texas.

     9.8 Successors. All obligations under the Plan shall be binding upon the Company and any successors and assigns, in accordance with its terms, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or other transaction, involving all or substantially all of the business and/or assets of the Company.

     9.9 Claims Procedure. The Committee shall have sole discretionary authority with regard to the adjudication of any claims made under the Plan. All claims for benefits under the Plan shall be submitted in writing, shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee. In the event a claim is denied, in whole or in part, the claims procedures set forth below shall be applicable.

Upon the filing of a claim as above provided and in the event the claim is denied, in whole or in part, the Committee shall within ninety (90 days, (forty five (45) days for disability related claims,) provide the claimant with a written statement which shall be delivered or mailed to the claimant to his last known address, which statement shall contain the following:

(a)  the specific reason or reasons for the denial of benefits;

(b) a specific reference to the pertinent provisions of the Plan upon which the denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect his claim for benefits and an explanation of why such material and information is necessary; and

(d)  an explanation of the review procedure provided below.

If special circumstances require additional time for processing the claim, the Committee shall advise the claimant prior to the end of the initial ninety (90) day or forty-five (45) day period, setting forth the reasons for the delay and the approximate date the Committee expects to render its decision. Any such extension shall not exceed ninety (90) days, or thirty (30) days for disability related claims.

Within ninety (90) days after receipt of the written notice of denial of a claim as provided above, a claimant or his authorized representative may request a review of the denial upon written application to the Committee, may review pertinent documents and may submit issues and comments in writing to the Committee. Within sixty (60) days (or forty-five days in the case of a disability related claim) after receipt of a written request for review, or within one hundred and twenty (120) days (or ninety days for disability related claims) in the event of special circumstances which require an extension of time for processing such application for review, the Committee shall notify the claimant of its decision by delivery or by Certified or Registered Mail to his last known address. The decision of the Committee shall be in writing and shall include the specific reasons for the decision and specific references to the pertinent provisions of the Plan on which such decision is based. The Committee shall advise the claimant prior to the end of the initial sixty (60) day or forty-five day period, as applicable, if additional time is needed to process such application for review. The decision of the Committee shall be final and conclusive.

     9.10 Claims/Disputes. Any dispute or claim arising out of this Plan or the breach thereof, which is not settled under the Plan's administrative claims procedure and which is pursued beyond such claims procedure, shall be brought in Federal District Court, in Harris County, Texas.

     9.11 Conduct Injurious to the Company. Notwithstanding anything in the Plan to the contrary, any and all benefits otherwise payable to any Participant hereunder, except to the extent of any prior distributions under the Plan, shall be forever forfeited if it is determined by the Committee, in its sole discretion, that such Participant has engaged in conduct injurious to the Company, including but not limited to the following:

(a) dishonesty while in the employ of the Company;

(b) imparting, disclosing or appropriating proprietary information for himself or to or for any other person, firm, corporation, association or entity for any reason or purpose whatsoever, except if required by law or at the Company's direction;

(c) performing any act or engaging in any course of conduct which has or may reasonably have the effect of demeaning the name or business reputation of the Company; or

(d) providing goods or services to or becoming an employee, owner, officer, agent, consultant, advisor or director of any firm or person in any geographic area which competes with the Company in any phase of any of the business lines or services offered by the Company as of the Participant's Retirement Date.

     9.12 Entire Agreement. This Plan document constitutes the entire Plan governing the Company and the Participant with respect to the subject matters hereof and supercedes all prior written and oral and all contemporaneous written and oral agreements and understandings, with respect to the subject matters herein. This Plan may not be changed orally, but only by an amendment in writing signed by the Company, subject to the provisions in this Plan regarding amendments thereto.

     IN WITNESS WHEREOF, McDermott International, Inc. has caused this Plan to be executed by its duly authorized officer, effective as provided herein.